Exhibit 10.14
ASHFORD HOSPITALITY TRUST, INC.
AMENDED AND RESTATED
2003 STOCK INCENTIVE PLAN
LTIP UNIT AWARD AGREEMENT
Name of the Grantee: Mark Nunneley (the “Grantee”)
Number of LTIP Units Awarded: 83,300
Grant Effective Date: March 21, 2008
Price to Grantee Per LTIP Unit: $0.05
RECITALS
     A. The Grantee is an eligible participant in the Amended and Restated 2003 Stock Incentive Plan (as amended and supplemented from time to time, the “Plan”) of Ashford Hospitality Trust, Inc. (the “Company”). The Company conducts substantially all of its operations through its indirect subsidiary Ashford Hospitality Limited Partnership (the “Partnership”), through Ashford OP General Partner, LLC (“GP”), a wholly-owned subsidiary of the Company and the sole general partner of the Partnership.
     B. Pursuant to the Company’s Amended and Restated 2003 Stock Incentive Plan (as amended and supplemented from time to time, the “Plan”) and the Third Amended and Restated Limited Partnership Agreement, as amended, (the “LP Agreement”) of the Partnership, the Company and GP, as general partner of the Partnership, hereby grant to the Grantee an Other Stock-Based Award (as defined in the Plan, referred to herein as an “Award”) in the form of, and by causing the Partnership to issue to the Grantee, the number of LTIP Units (as defined in the LP Agreement) set forth above (the “Award LTIP Units”) having the rights, voting powers, restrictions, limitations as to distributions, qualifications and terms and conditions of redemption and conversion set forth herein and in the LP Agreement. Upon the close of business on the Grant Effective Date pursuant to this LTIP Unit Award Agreement (this “Agreement”), the Grantee shall receive the number of LTIP Units specified above, subject to the restrictions and conditions set forth herein, in the Plan and in the LP Agreement, including the Grantee’s payment of the price of each LTIP Unit as set forth above. Unless otherwise indicated, capitalized terms used herein shall have the meanings given to those terms in the Plan or as defined in Section 2.
     NOW, THEREFORE, the Company, the Partnership and the Grantee agree as follows:
     1. Effectiveness of Award. The Grantee shall be admitted as a partner of the Partnership with beneficial ownership of the Award LTIP Units as of the Grant Effective Date by (i) signing and delivering to the Partnership a copy of this Agreement, (ii) if not previously admitted as a Limited Partner (as defined in the LP Agreement), signing, as a Limited Partner, and delivering to the Partnership a counterpart signature page to the LP Agreement (attached hereto as Exhibit A) and delivering all other documentation required to be delivered upon admittance of a Limited Partner to the Partnership, as set forth in the LP Agreement and (iii) payment to the Partnership of the price for each LTIP Unit granted hereby (in the aggregate, the “Price”). Upon execution of this Agreement by the Grantee, the Partnership, GP and the

Company and payment to the Partnership by Grantee of the Price, the LP Agreement shall be amended to reflect the issuance to the Grantee of the Award LTIP Units. Thereupon, the Grantee shall have all the rights of a Limited Partner of the Partnership with respect to a number of LTIP Units equal to the Award LTIP Units, as set forth in the LP Agreement, subject, however, to the restrictions and conditions specified in this Agreement.
     2. Vesting of Award LTIP Units.
     (i) Except as otherwise provided in Sections 2(iii) and 2(iv) below, the Award LTIP Units shall become vested in accordance with the provisions set forth on Exhibit D.
     (ii) There shall be no proportionate or partial vesting of Award LTIP Units in or during the months, days or periods prior to each date on which Award LTIP Units vest in accordance with the provisions set forth on Exhibit D (each, a “Vesting Date”), and all vesting of Award LTIP Units shall occur only on the applicable Vesting Date. Unless otherwise set forth in the Grantee’s Service Agreement, upon the termination or cessation of the Grantee’s Continuous Service, other than without Cause by the Company or an Affiliate of the Company or for Good Reason by the Grantee, any portion of the Award LTIP Units which is not yet then vested shall automatically and without notice or payment of any consideration by the GP, the Company or the Partnership terminate, be forfeited and be and become null and void and neither the Grantee nor any of his successors, heirs, assigns, or personal representatives will thereafter have any further rights or interests in Non-Vested LTIP Units.
     (iii) Notwithstanding any other term or provision of this Agreement, unless otherwise set forth in the Grantee’s Service Agreement, if the Grantee’s Continuous Service is terminated without Cause by the Company or an Affiliate of the Company or for Good Reason by the Grantee, or if the principal class of securities for which the LTIP Award Units may be exchanged are no longer publicly traded following a Change of Control, then the Non-Vested LTIP Units subject to this Agreement that have not been previously forfeited shall immediately vest as of the date of such termination without Cause or for Good Reason or on the date of such cessation but immediately before such Change of Control.
     (iv) Notwithstanding anything to the contrary in this Section 2, to the extent the Grantee is a party to another agreement or arrangement with the Company that provides accelerated vesting of the Award LTIP Units in the event of certain types of employment terminations or any other applicable vesting-related events or provides more favorable vesting provisions than provided for in this Agreement, the more favorable vesting terms of such other agreement or arrangement shall control.
     (v) For purposes of this Agreement, the following terms shall have the meanings indicated:
          “Cause” for termination of the Grantee’s employment means (A) if the Grantee is a party to an employment or other similar service agreement with the Company or an Affiliate of the Company (a “Service Agreement”), and “cause” is defined therein, such definition, or (B) if the Grantee is not party to a Service Agreement or the Grantee’s Service Agreement does not define “cause,” then Cause shall have the meaning set forth in the Plan.

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          “Change of Control” means (A) if the Grantee is a party to a Service Agreement with the Company or an Affiliate of the Company, and “change of control” is defined therein, such definition, or (B) if the Grantee is not party to a Service Agreement or the Grantee’s Service Agreement does not define “change of control,” then Change of Control shall have the meaning set forth in the Plan.
          “Continuous Service” means the continuous service to the Company and any subsidiary of the Company, without interruption or termination, in any capacity of employee, member of the Board or, with the written permission of the Company, consultant. Continuous Service shall not be considered interrupted in the case of (A) any approved leave of absence, (B) transfers among the Company and any subsidiary, or any successor, in any capacity of employee, member of the Board or consultant, or (C) any change in status as long as the individual remains in the service of the Company and any subsidiary of the Company in any capacity of employee, member of the Board or (if the Company specifically agrees in writing that the Continuous Service is not uninterrupted) a consultant. An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave.
          “Good Reason” means (A) if the Grantee is a party to a Service Agreement with the Company or an Affiliate of the Company, and “good reason” is defined therein, such definition, or (B) if the Grantee is not party to a Service Agreement or the Grantee’s Service Agreement does not define “good reason,” then Good Reason shall have the meaning set forth in the Plan.
          “Non-Vested LTIP Units” means any portion of the Award LTIP Units subject to this Agreement that has not become vested pursuant to Section 2.
          “Vested LTIP Units” means any portion of the Award LTIP Units subject to this Agreement that is and has become vested pursuant to Section 2.
     3. Distributions. Distributions on the Award LTIP Units, whether Non-Vested LTIP Units or Vested LTIP Units, shall be paid to the Grantee to the extent provided for in the LP Agreement.
     4. Rights with Respect to Award LTIP Units. If (i) the Company shall at any time be involved in a merger, consolidation, dissolution, liquidation, reorganization, exchange of shares, sale of all or substantially all of the assets or capital stock of the Company or a transaction similar thereto, (ii) any stock dividend, stock split, reverse stock split, stock combination, reclassification, recapitalization, or other similar change in the capital structure of the Company, or any distribution to holders of Common Stock other than ordinary cash dividends, shall occur or (iii) any other event shall occur which in the judgment of the Committee necessitates action by way of adjusting the terms of the Agreement, then and in that event, the Committee shall take such action as shall be necessary to maintain the Grantee’s rights hereunder so that they are substantially proportionate to the rights existing under this Agreement prior to such event, including, but not limited to, adjustments in the number of Award LTIP Units then subject to this Agreement and substitution of other Awards under the Plan or otherwise. The Grantee shall have the right to vote the Award LTIP Units if and when voting is allowed under the LP Agreement, regardless of whether vesting has occurred.

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     5. Incorporation of Plan. This Agreement is subject in all respects to the terms, conditions, limitations and definitions contained in the Plan. In the event of any discrepancy or inconsistency between this Agreement and the Plan, the terms and conditions of the Plan shall control.
     6. Restrictions on Transfer. None of the Award LTIP Units granted hereunder shall be sold, assigned, transferred, pledged, hypothecated, given away or in any other manner disposed of, encumbered, whether voluntarily or by operation of law (each such action a “Transfer”), or redeemed in accordance with the LP Agreement (i) prior to vesting, (ii) for a period of two (2) years beginning on the Grant Effective Date other than in connection with a Change of Control, and (iii) unless such Transfer is in compliance with all applicable securities’ laws (including, without limitation, the Securities Act of 1933, as amended (the “Securities Act”)), and such Transfer is in accordance with the applicable terms and conditions of the LP Agreement; provided that, upon the approval of, and subject to the terms and conditions specified by, the Committee, Non-Vested LTIP Units that have been held for a period of at least two (2) years beginning on the Grant Effective Date specified above may be Transferred to (w) the spouse, children or grandchildren of the Grantee (“Immediate Family Members”), (x) a trust or trusts for the exclusive benefit of the Grantee and such Immediate Family Members, (y) a partnership in which the Grantee and such Immediate Family Members are the only partners, or (z) one or more entities in which the Grantee has a 10% or greater equity interest, provided that the transferee agrees in writing with the Company and the Partnership to be bound by all the terms and conditions of this Agreement and that subsequent transfers by such transferees of Non-Vested LTIP Units shall be prohibited except those in accordance with this Section 6. In connection with any Transfer of Award LTIP Units granted hereunder, the Partnership may require the Grantee to provide an opinion of counsel, satisfactory to the Partnership, that such Transfer is in compliance with all federal and state securities laws (including, without limitation, the Securities Act). Upon any such transfer, the Grantee’s Capital Account (as defined in the LP Agreement) in the Partnership will be reduced, and the transferee’s Capital Account in the Partnership will be credited, with such portion of the Grantee’s Capital Account as is properly allowable to the transferred Award LTIP Units. Any attempted Transfer of Award LTIP Units granted hereunder not in accordance with the terns and conditions of this Section 6 shall be null and void, and the Partnership shall not reflect on its records any change in record ownership of any Award LTIP Units as a result of any such Transfer, shall otherwise refuse to recognize any such Transfer and shall not in any way give effect to any such Transfer of any Award LTIP Units. This Agreement is personal to the Grantee, is non-assignable and is not transferable in any manner, by operation of law or otherwise, other than by will or the laws of descent and distribution.
     7. Legend. The records of the Partnership evidencing the Award LTIP Units shall bear an appropriate legend, as determined by the Partnership in its sole discretion, to the effect that such LTIP Units are subject to restrictions as set forth herein, in the Plan and in the LP Agreement.
     8. Tax Matters; Section 83(b) Election. The Grantee hereby agrees to make an election to include in gross income in the year of transfer the Award LTIP Units hereunder pursuant to Section 83(b) of the Internal Revenue Code substantially in the form attached hereto

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as Exhibit B and to supply the necessary information in accordance with the regulations promulgated thereunder.
     9. Withholding and Taxes. No later than the date as of which an amount first becomes includible in the gross income of the Grantee for income tax purposes or subject to the Federal Insurance Contributions Act withholding with respect to the Award LTIP Units granted hereunder, the Grantee will pay to the Company or, if appropriate, any of its subsidiaries, or make arrangements satisfactory to the Committee regarding the payment of, any United States federal, state or local or foreign taxes of any kind required by law to be withheld with respect to such amount. The obligations of the Company under this Agreement will be conditional on such payment or arrangements, and the Company and its subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the Grantee.
     10. Amendment, Modification. This Agreement may only be modified or amended in a writing signed by the parties hereto, provided that the Grantee acknowledges that the Plan may be amended or discontinued in accordance with Section 16 thereof and that this Agreement may be amended or canceled by the Committee, on behalf of the Company and the Partnership, for the purpose of satisfying changes in law or for any other lawful purpose, so long as no such action shall impair the Grantee’s rights under this Agreement without the Grantee’s written consent.
     11. Complete Agreement. This Agreement (together with those agreements and documents expressly referred to herein, for the purposes referred to herein) embody the complete and entire agreement and understanding between the parties with respect to the subject matter hereof, and supersede any and all prior promises, assurances, commitments, agreements, undertakings or representations, whether oral, written, electronic or otherwise, and whether express or implied, which may relate to the subject matter hereof in any way.
     12. Investment Representation; Registration. The Grantee hereby makes the covenants, representations and warranties set forth on Exhibit C attached hereto as of the Grant Effective Date and as of each Vesting Date. All of such covenants, warranties and representations shall survive the execution and delivery of this Agreement by the Grantee. The Grantee shall immediately notify the Partnership upon discovering that any of the representations or warranties set forth on Exhibit C was false when made or have, as a result of changes in circumstances, become false. The Partnership will have no obligation to register under the Securities Act any of the Award LTIP Units or any other securities issued pursuant to this Agreement or upon conversion or exchange of the Award LTIP Units into other limited partnership interests of the Partnership or shares of capital stock of the Company.
     13. No Obligation to Continue Employment or Other Service Relationship. Neither the Company nor any subsidiary is obligated by or as a result of the Plan or this Agreement to continue to have the Grantee provide services to it or to continue the Grantee in employment and neither the Plan nor this Agreement shall interfere in any way with the right of the Company or any subsidiary to terminate its service relationship with the Grantee or the employment of the Grantee at any time.

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     14. No Limit on Other Compensation Arrangements. Nothing contained in this Agreement shall preclude the Company from adopting or continuing in effect other or additional compensation plans, agreements or arrangements, and any such plans, agreements and arrangements may be either generally applicable or applicable only in specific cases or to specific persons.
     15. Status of Award LTIP Units under the Plan. The Award LTIP Units are issued as equity securities of the Partnership and granted as “Other Stock-Based Awards” under the Plan. Subject to certain limitations set forth in the LP Agreement, the LTIP Units are convertible into Common Partnership Units (as defined in the LP Agreement), and after any such conversion, the Common Partnership Units are subject to the redemption rights set forth in the LP Agreement. In lieu of a cash redemption, the GP, at the direction of the Company, will have the right at its option to issue Common Stock in exchange for such Common Partnership Units, subject to certain limitations set forth in the LP Agreement, and such Common Stock, if issued, will be issued under the Plan. The Grantee acknowledges that the Grantee will have no right to approve or disapprove such election by the GP.
     16. Severability. If any term or provision of this Agreement is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or under any applicable law, rule or regulation, then such provision shall be construed or deemed amended to conform to applicable law (or if such provision cannot be so construed or deemed amended without materially altering the purpose or intent of this Agreement and the grant of Award LTIP Units hereunder, such provision shall be stricken as to such jurisdiction and the remainder of this Agreement and the award hereunder shall remain in full force and effect).
     17. Section 409A. If any compensation provided by this Agreement may result in the application of Section 409A of the Code, the Company shall, in consultation with the Grantee, modify the Agreement in the least restrictive manner necessary in order to, where applicable, (i) exclude such compensation from the definition of “deferred compensation” within the meaning of such Section 409A or (ii) comply with the provisions of Section 409A, other applicable provision(s) of the Code and/or any rules, regulations or other regulatory guidance issued under such statutory provisions and to make such modifications, in each case, without any diminution in the value of the benefits granted hereby to the Grantee.
     18. Law Governing. This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Maryland (without reference to the conflict of laws rules or principles thereof).
     19. Headings. Section, paragraph and other headings and captions are provided solely as a convenience to facilitate reference. Such headings and captions shall not be deemed in any way material or relevant to the construction, meaning or interpretation of this Agreement or any term or provision hereof.
     20. Notices. Notices hereunder shall be mailed or delivered to the Partnership at its principal place of business and shall be mailed or delivered to the Grantee at the address on file with the Partnership or, in either case, at such other address as one party may subsequently furnish to the other party in writing.

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     21. Counterparts. This Agreement may be executed in two or more separate counterparts, each of which shall be an original, and all of which together shall constitute one and the same agreement.
     22. Successors and Assigns. The rights and obligations created hereunder shall be binding on the Grantee and his heirs and legal representatives and on the successors and assigns of the Partnership.
[Signature Page Follows]

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          IN WITNESS WHEREOF, the undersigned have caused this Award to be executed on the ___ day of March, 2008.

ASHFORD HOSPITALITY TRUST, INC.

By:

Name:	David A. Brooks
Title:	Chief Legal Officer & Head of Transactions

ASHFORD HOSPITALITY LIMITED PARTNERSHIP

By:	Ashford OP General Partner LLC,
Its General Partner

By:
Name:	David A. Brooks
Title:	Vice President

ASHFORD OP GENERAL PARTNER LLC

By:
Name:	David A. Brooks
Title:	Vice President

The Grantee

Name: Mark Nunneley
Address:

EXHIBIT A
FORM OF POWER OF ATTORNEY AND
LIMITED PARTNER SIGNATURE PAGE
     The undersigned, desiring to become one of the Limited Partners of Ashford Hospitality Limited Partnership (the “Partnership”), hereby becomes a party to the Third Amended and Restated Agreement of Limited Partnership of Ashford Hospitality Limited Partnership, as amended (the “Partnership Agreement”). The undersigned agrees to be bound by all the terms and conditions of the Partnership Agreement and hereby grants to the general partner of the Partnership, the “Power of Attorney,” as provided and upon the terms as set forth in Article XII of the Partnership Agreement, and further agrees that this signature page may be attached to any counterpart of the Partnership Agreement.

Signature Line for Limited Partner:

By:
Name:
Date:

Address of Limited Partner:

A-1

EXHIBIT B
ELECTION TO INCLUDE IN GROSS INCOME IN YEAR OF
TRANSFER OF PROPERTY PURSUANT TO SECTION 83(B)
OF THE INTERNAL REVENUE CODE
     The undersigned hereby makes an election pursuant to Section 83(b) of the Internal Revenue Code with respect to the property described below and supplies the following information in accordance with the regulations promulgated thereunder:
1.	The name, address and taxpayer identification number of the undersigned are:

Name:	(the “Taxpayer”)

Address:

     Social Security No./Taxpayer Identification No.:
2.	Description of property with respect to which the election is being made:

The election is being made with respect to LTIP Units in Ashford Hospitality Limited Partnership (the “Partnership”).

3.	The date on which the LTIP Units were transferred is , 20___. The calendar taxable year to which this election relates is calendar year 20___.

4.	Nature of restrictions to which the LTIP Units are subject:

(a) With limited exceptions, until the LTIP Units vest, the Taxpayer may not transfer in any manner any portion of the LTIP Units without the consent of the Partnership.

(b) The Taxpayer’s LTIP Units vest in accordance with the vesting provisions described in the Schedule attached hereto. Unvested LTIP Units are forfeited in accordance with the vesting provisions described in the Schedule attached hereto.

5.	The fair market value at time of transfer (determined without regard to any restrictions other than restrictions which by their terms will never lapse) of the LTIP Units with respect to which this election is being made was $ per LTIP Unit.

6.	The amount paid by the Taxpayer for the LTIP Units was $ per LTIP Unit.

7.	A copy of this statement has been furnished to the Partnership and to its general partner, Ashford OP General Partner LLC.
Dated:                     , 2007

Name

Schedule to Section 83(b) Election — Vesting Provisions of LTIP Units.
     LTIP Units are subject to time-based vesting in accordance with the following schedule, provided that the Taxpayer remains in the continuous service of Ashford Hospitality Trust, Inc. (the “Company”) or its subsidiaries through such dates, subject to acceleration in the event of certain extraordinary transactions. Unvested LTIP Units are subject to forfeiture in the event of failure to vest based on the passage of time and continued service to the Company or its subsidiaries.

	Number of
	Award LTIP Units	Cumulative
Vesting Date	Becoming Vested	Percentage Vested
Before September 1, 2008	0	0%

September 1, 2008	10%	10%

September 1, 2009	15%	25%

September 1, 2010	15%	40%

September 1, 2011	15%	55%

September 1, 2012	45%	100%

EXHIBIT C
GRANTEE’S COVENANTS, REPRESENTATIONS AND WARRANTIES
     The Grantee hereby represents, warrants and covenants as follows:
          (a) The Grantee has received and had an opportunity to review the following documents (the “Background Documents”):
               (i) The Company’s Registration Statement on Form S-3 with respect to the Company’s most recent public offering;
               (ii) The latest Annual Report to Stockholders that has been provided to stockholders;
               (iii) The Company’s Proxy Statement for its most recent Annual Meeting of Stockholders;
               (iv) The Company’s Report on Form 10-K for the fiscal year most recently ended;
               (v) The Company’s Form 10-Q for the most recently ended quarter;
               (vi) Each of the Company’s Current Report(s) on Form 8-K, if any, filed since the end of the fiscal year most recently ended for which a Form 10-K has been filed by the Company;
               (vii) The Third Amended and Restated Agreement of Limited Partnership and all amendments thereto of Ashford Hospitality Limited Partnership;
               (viii) The Company’s Amended and Restated 2003 Stock Incentive Plan; and
               (ix) The Company’s Amended and Restated Certificate of Incorporation and all amendments thereto.
     The Grantee also acknowledges that any delivery of the Background Documents and other information relating to the Company and the Partnership prior to the determination by the Partnership of the suitability of the Grantee as a holder of Award LTIP Units shall not constitute an offer of Award LTIP Units until such determination of suitability shall be made.
          (b) The Grantee hereby represents and warrants that
               (i) The Grantee (A) is an “accredited investor” as defined in Rule 501(a) under the Securities Act of 1933, as amended (the “Securities Act”), and (B) by reason of the business and financial experience of the Grantee, together with the business and financial experience of those persons, if any, retained by the Grantee to represent or advise him or her with respect to the grant to him or her of LTIP Units, the potential conversion of LTIP Units into common units of the Partnership (“Common Units”) and the potential redemption of such Common Units for shares of common stock in the Company (“Shares”), has such knowledge, sophistication and experience in financial and business matters and in making investment decisions of this type that the Grantee (I) is capable of evaluating the merits and risks of an investment in the Partnership and potential investment in the Company and of making an informed investment decision, (II) is capable of protecting his or her own interest or has engaged representatives or advisors to assist him or her in protecting his or her its interests, and (III) is capable of bearing the economic risk of such investment.
               (ii) The Grantee understands that (A) the Grantee is responsible for consulting his or her own tax advisors with respect to the application of the U.S. federal income tax laws, and the tax laws of any state, local or other taxing jurisdiction to which the Grantee is or by reason of the award of LTIP Units may become subject, to his or her particular situation; (B) the Grantee has not received or relied upon business or tax advice from the Company, the Partnership or any of their respective employees, agents, consultants or advisors, in their capacity as such; (C) the Grantee provides or will provide services to the Partnership on a regular basis and in such capacity has access to such information, and has such experience of and involvement in the business and operations of the Partnership, as the Grantee believes to be necessary and appropriate to make an informed decision to accept this Award of LTIP Units; (D) an investment in the Partnership and/or the Company involves substantial risks; and (E) Grantee may incur federal income taxes in a year attributable to the ownership of LTIP Units greater than the distribution, if any, made by the Partnership to the Grantee with respect to such LTIP Units with respect to such year. The Grantee has been given the opportunity to make a thorough investigation of matters relevant to the LTIP Units and has been furnished with, and has reviewed and understands, materials relating to the Partnership and the Company and their respective activities (including, but not limited to, the Background Documents). The Grantee has been afforded the opportunity to obtain any additional information (including any exhibits to the Background Documents) deemed necessary by the Grantee to verify the accuracy of information conveyed to the Grantee. The Grantee confirms that all documents, records, and books pertaining to his or her receipt of LTIP Units which were requested by the Grantee have been made available or delivered to the Grantee. The Grantee has had an opportunity to ask questions of and receive answers from the Partnership and the Company, or from a person or persons acting on their behalf, concerning the terms and conditions of the LTIP Units. The Grantee has relied upon, and is making its decision solely upon, the Background Documents. The Grantee did not receive any tax, legal or financial advice from the Partnership or the Company and, to the extent it deemed necessary, has consulted with its own advisors in connection with its evaluation of the Background Documents and this Agreement and the Grantee’s receipt of LTIP Units.
               (iii) The LTIP Units to be issued, the Common Units issuable upon conversion of the LTIP Units and any common stock of the Company issued in connection with the redemption of any such Common Units will be acquired for the account of the Grantee for investment only and not with a current view to, or with any intention of, a distribution or resale thereof, in whole or in part, or the grant of any participation therein, without prejudice, however, to the Grantee’s right (subject to the terms of the LTIP Units, the Plan and this Agreement) at all times to sell or otherwise dispose of all or any part of his or her LTIP Units, Common Units or

Shares in compliance with the Securities Act; and applicable state securities laws, and subject, nevertheless, to the disposition of his or her assets being at all times within his or her control.
               (iv) The Grantee acknowledges that (A) neither the LTIP Units to be issued, nor the Common Units issuable upon conversion of the LTIP Units, have been registered under the Securities Act or state securities laws by reason of a specific exemption or exemptions from registration under the Securities Act and applicable state securities laws and, if such LTIP Units or Common Units are represented by certificates, such certificates will bear a legend to such effect, (B) the reliance by the Partnership and the Company on such exemptions is predicated in part on the accuracy and completeness of the representations and warranties of the Grantee contained herein, (C) such LTIP Units, or Common Units, therefore, cannot be resold unless registered under the Securities Act and applicable state securities laws, or unless an exemption from registration is available, (D) there is no public market for such LTIP Units and Common Units and (E) neither the Partnership nor the Company has any obligation or intention to register such LTIP Units or the Common Units issuable upon conversion of the LTIP Units under the Securities Act or any state securities laws or to take any action that would make available any exemption from the registration requirements of such laws, except, that, upon the redemption of the Common Units for Shares, the Company currently intends to issue such Shares under the Plan and pursuant to a Registration Statement on Form S-8 under the Securities Act, to the extent that (I) the Grantee is eligible to receive such Shares under the Plan at the time of such issuance and (II) the Company has an effective Form S-8 Registration Statement with the Securities and Exchange Commission registering the issuance of such Shares. The Grantee hereby acknowledges that because of the restrictions on transfer or assignment of such LTIP Units acquired hereby and the Common Units issuable upon conversion of the LTIP Units which are set forth in the Partnership Agreement and this Agreement, the Grantee may have to bear the economic risk of his or her ownership of the LTIP Units acquired hereby and the Common Units issuable upon conversion of the LTIP Units for an indefinite period of time.
               (v) The Grantee has determined that the LTIP Units are a suitable investment for the Grantee.
               (vi) No representations or warranties have been made to the Grantee by the Partnership or the Company, or any officer, director, shareholder, agent or affiliate of any of them, and the Grantee has received no information relating to an investment in the Partnership or the LTIP Units except the information specified in Paragraph (a) and this Paragraph (b).
          (c) So long as the Grantee holds any LTIP Units, the Grantee shall disclose to the Partnership in writing such information as may be reasonably requested with respect to ownership of LTIP Units as the Partnership may deem reasonably necessary to ascertain and to establish compliance with provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to the Partnership or to comply with requirements of any other appropriate taxing authority.
          (d) The Grantee hereby agrees to make an election under Section 83(b) of the Code with respect to the LTIP Units awarded hereunder, and has delivered with this Agreement a completed, executed copy of the election form attached to this Agreement as Exhibit B. The Grantee agrees to file the election (or to permit the Partnership to file such election on the

Grantee’s behalf) within thirty (30) days after the award of the LTIP Units hereunder with the IRS Service Center at which such Grantee files his or her personal income tax returns, and to file a copy of such election with the Grantee’s U.S. federal income tax return for the taxable year in which the LTIP Units are awarded to the Grantee.
          (e) The address set forth on the signature page of this Agreement is the address of the Grantee’s principal residence, and the Grantee has no present intention of becoming a resident of any country, state or jurisdiction other than the country and state in which such residence is sited.
          (f) The representations of the Grantee as set forth above are true and complete to the best of the information and belief of the Grantee, and the Partnership shall be notified promptly of any changes in the foregoing representations.

EXHIBIT D
VESTING

	Number of
	Award LTIP Units	Cumulative
Vesting Date	Becoming Vested	Percentage Vested
Before September 1, 2008	0	0%

September 1, 2008	10%	10%

September 1, 2009	15%	25%

September 1, 2010	15%	40%

September 1, 2011	15%	55%

September 1, 2012	45%	100%

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